Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Stockholders	Net Loss Per Share Attributable to Common Stockholders
The following table presents the calculation of basic and diluted net loss per share attributable to common stockholders (in thousands, except share and per share amounts):

	Year Ended December 31,
	2021	2020
Numerator:
Net loss attributable to common stockholders (1)	$(71,704)	$(10,521)
Denominator:
Weighted-average common shares used in computed net loss per share attributable to common stockholders basic and diluted	63,216,912	21,956,848
Net loss per share attributable to common stockholders basic and diluted	$(1.13)	$(0.48)
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(1)For the year ended December 31, 2021 and December 31, 2020, the Company did not allocate its net loss to participating redeemable convertible preferred stock as those shares are not obligated to share in the losses of the Company. As of December 31, 2021, the Company no longer has participating redeemable convertible preferred stock.
Diluted net loss per for the year ended December 31, 2020 excluded 942,623 Old Owlet common stock warrants, 889,765 Old Owlet preferred stock warrants, 61,809,312 shares of Old Owlet preferred stock, 5,651,609 common stock equivalents of Old Owlet convertible notes outstanding at year end, and the Company's outstanding stock options shown in Note 9 of the consolidated financial statements due to their anti-dilutive effect.
Diluted net loss per share for the year ended December 31, 2021 excluded 18,100,000 common stock warrants outstanding at year end and the Company's outstanding restricted stock units and stock options shown in Note 9 of the consolidated financial statements due to their anti-dilutive effect. The Company’s 2,807,500 unvested earnout shares were excluded from the calculation of basic and diluted per share calculations as the vesting conditions have not yet been met as of December 31, 2021 (Note 10).